                            SCHEDULE 14a INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        INVESCO Money Market Funds, Inc.
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                (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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

[INVESCO LOGO]
                                                      INVESCO CASH RESERVES FUND
                                                     INVESCO TAX-FREE MONEY FUND
                                              INVESCO U.S. GOVERNMENT MONEY FUND
                             (EACH A SERIES OF INVESCO MONEY MARKET FUNDS, INC.)
                                                                  MARCH 23, 1999
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--------------------------------------------------------------------------------

Dear Shareholder:

     The attached proxy materials seek your approval to make certain changes to the fundamental investment restrictions of each of INVESCO Cash Reserves Fund ("Cash Reserves Fund"), INVESCO Tax-Free Money Fund ("Tax-Free Money Fund") and INVESCO U.S. Government Money Fund ("U.S. Government Money Fund") (collectively, the "Funds"), each a series of INVESCO Money Market Funds, Inc. ("Money Market Funds"), to elect directors of Money Market Funds, and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Funds.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL
PROPOSALS. The changes to the fundamental investment restrictions of the Funds have been approved by the board of directors in order to simplify and modernize the Funds' fundamental investment restrictions and make them more uniform with those of the other INVESCO Funds. The attached proxy materials provide more information about the proposed changes in fundamental investment restrictions and the other matters you are being asked to vote upon.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit the Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.


                                            Very truly yours,
                                            /s/MARK H. WILLIAMSON
                                            --------------------------------
                                            Mark H. Williamson
                                            President
                                            INVESCO Money Market Funds, Inc.
9961

                                                      INVESCO CASH RESERVES FUND
                                                     INVESCO TAX-FREE MONEY FUND
                                              INVESCO U.S. GOVERNMENT MONEY FUND
                             (EACH A SERIES OF INVESCO MONEY MARKET FUNDS, INC.)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999
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--------------------------------------------------------------------------------

To The Shareholders:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of INVESCO Cash Reserves Fund, INVESCO Tax-Free Money Fund and INVESCO U.S. Government Money Fund (each a "Fund"), each a series of INVESCO Money Market Funds, Inc. ("Money Market Funds"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the office of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

          (1) To approve certain changes to the fundamental investment restrictions of each Fund;

          (2) To elect a board of directors of Money Market Funds;

          (3) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of each Fund; and

          (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournment thereof if you owned shares of any Fund at the close of business on March 12, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                            By order of the Board of Directors,

                                            /s/ GLEN A. PAYNE
                                            --------------------------------
                                            Glen A. Payne
                                            Secretary

March 23, 1999
Denver, Colorado

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN


     Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU DATE, SIGN AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet, by facsimile machine or in person. To vote by telephone, please call 1-800-690-6903. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number that appears on your proxy card. To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-733-1885. If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.


     Unless proxy card(s) submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                                                      INVESCO CASH RESERVES FUND
                                                     INVESCO TAX-FREE MONEY FUND
                                              INVESCO U.S. GOVERNMENT MONEY FUND
                             (EACH A SERIES OF INVESCO MONEY MARKET FUNDS, INC.)
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--------------------------------------------------------------------------------

                             7800 EAST UNION AVENUE
                             DENVER, COLORADO 80237
                           (TOLL FREE) 1-800-646-8372

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999

                               VOTING INFORMATION

     This Proxy Statement is being furnished to shareholders of INVESCO Cash Reserves Fund ("Cash Reserves Fund"), INVESCO Tax-Free Money Fund ("Tax-Free Money Fund") and INVESCO U.S. Government Money Fund ("U.S. Government Money Fund") (each a "Fund" or collectively the "Funds"), each a series of INVESCO Money Market Funds, Inc. ("Money Market Funds"), in connection with the solicitation of proxies from shareholders of the Funds by the board of directors of Money Market Funds (the "Board") for use at a special meeting of shareholders to be held on May 20, 1999 (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about March 23, 1999.

     For each Fund, one-third of the Fund's shares outstanding on March 12, 1999 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if a quorum is present and sufficient votes have been received with respect to such proposal and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals. In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Money Market Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     In order to reduce costs, notices to a shareholder having more than one account in a Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.


     As of the Record Date, each Fund had the following shares of common stock outstanding: Cash Reserves Fund 730,231,025.697; Tax-Free Money Fund 45,628,488.654; and U.S. Government Money Fund 87,776,536.628. The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser and transfer agent of the Funds, and half by the Funds, will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies (the "INVESCO Funds"), none of whom will receive any compensation for these activities from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors, which will be paid fees and expenses of up to approximately $55,000 for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.


     COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO INVESCO DISTRIBUTORS, INC., P.O. BOX 173706, DENVER, COLORADO 80217-3706, OR BY CALLING TOLL-FREE 1-800-646-8372.

     Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of any Fund. Directors and officers of Money Market Funds own in the aggregate less than 1% of the shares of each Fund.

     VOTE REQUIRED. Approval of Proposal 1 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). This means that for a Fund, Proposal 1 must be approved by the lesser of (1) 67% of that Fund's shares present at a meeting of shareholders if the owners of more than 50% of that Fund's shares then outstanding are present in person or by proxy or (2) more than 50% of that Fund's outstanding shares. A plurality of the votes of Money Market Funds cast at the Meeting is sufficient to approve Proposal 2. Approval of Proposal 3 with respect to any Fund requires the affirmative vote of a majority of the votes of such Fund present at the Meeting, provided a quorum is present. Each outstanding full share of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

PROPOSAL 1: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF
                                   THE FUNDS

     As required by the 1940 Act, each Fund has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in that Fund's Statement of Additional Information. These fundamental restrictions may be changed only with shareholder approval. Restrictions and policies that a Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval.

     Some of the Funds' fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, they have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board has approved revisions to the Funds' fundamental restrictions in order to simplify, modernize and make the Funds' fundamental restrictions more uniform with those of the other INVESCO Funds.

     The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the Funds' assets efficiently and effectively in changing regulatory and investment environments and permit the Board to review and monitor investment policies more easily. In addition, standardizing the fundamental restrictions of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Fund.

     The text and a summary description of each proposed change to each Fund's fundamental restrictions are set forth below, together with the text of each current corresponding fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without further shareholder approval.

     If approved by the shareholders of a Fund at the Meeting, the proposed changes in a Fund's fundamental restrictions will be adopted by the Fund. The Funds' Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting.

A. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION

     Cash Reserves Fund's current fundamental restriction on issuer diversification is as follows:

     The Fund may not purchase securities, other than obligations issued or guaranteed by the U.S. Government, if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in the securities of any one issuer or to own more than 10% of the outstanding debt obligations of any one issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class of security.

     Tax-Free Money Fund's current fundamental restriction on issuer diversification is as follows:

     The Fund may not purchase securities (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in securities of any one issuer or to own more than 10% of the outstanding debt obligations of any one issuer. For the purposes of this limitation [and the limitation regarding purchases of securities of issuers in which the directors or officers of the Fund or its adviser hold an interest, which would be eliminated if Proposal 1(m) below is approved], the Fund will regard each state and each political subdivision, agency or instrumentality of such state and such multi-state agency of which such state is a member as a separate issuer; in addition, all indebtedness of an issuer shall be deemed a single class of security, provided, however, that if the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

     U.S. Government Money Fund's current fundamental restriction on issuer diversification is as follows:

     The Fund may not invest in the securities of any one issuer, other than the United States government, if immediately after such investment more than 5% of the value of the Fund's total assets, taken at market value, would be invested in such issuer or more than 10% of such issuer's outstanding voting securities would be owned by the Fund.

     The Board recommends that shareholders of each Fund vote to replace the applicable restriction set forth above with the following fundamental restriction:

     Except to the extent permitted under Rule 2a-7 of the 1940 Act, or any successor rule thereto, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The primary purpose of the modification is to revise each Fund's fundamental restriction on issuer diversification to conform to a restriction that is expected to become standard for all INVESCO Funds. The proposed change would standardize the language of the Funds' fundamental restriction on issuer diversification. In the case of Cash Reserve Fund and Tax-Free Money Fund, the change would eliminate the limitation prohibiting the Fund from owning more than 10% of the outstanding debt obligations of a single issuer and replace it with a limitation prohibiting the Fund from owning 10% of an issuer's voting securities. In addition, the proposal would allow the Funds to invest to the extent permitted by the 1940 Act in other investment companies. The ability of mutual funds to invest in other investment companies is currently generally restricted by rules under the 1940 Act, including by a rule limiting all such investments to 10% of a mutual fund's total assets and investment in any one investment company to an aggregate of 5% of the value of the investing fund's total assets and 3% of the total outstanding voting stock of the acquired investment company.

     With respect to Tax-Free Money Fund only, the proposed change would also eliminate from that Fund's fundamental policies the interpretation regarding treatment of separate subdivisions, agencies or instrumentalities of a single state as separate issuers of municipal securities. That interpretation currently also is applied to the limitation regarding purchases of securities of issuers in which the directors or officers of the Fund or its adviser hold an interest (which would be eliminated if proposal 1(m) is approved). If the proposal is approved, the Board will adopt the following non-fundamental policy with respect to the issuers of municipal securities:

     Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multistate agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenue of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.

B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION

     Cash Reserves Fund's current fundamental restriction on industry concentration is as follows:

     The Fund may not invest more than 25% of the value of Fund's assets in one particular industry (obligations of the U.S. Government and of domestic banks are excepted).

     Tax-Free Money Fund's current fundamental restriction on industry concentration is as follows:

     The Fund may not invest more than 25% of its total assets in any particular industry or industries, except municipal securities, or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; industrial development bonds are grouped into an "industry" if the payment of principal and interest is the ultimate responsibility of companies within the same industry.

     U.S. Government Money Fund's current fundamental restriction on industry concentration is as follows:

     The Fund may not, other than investments by the Fund in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, invest in the securities of issuers conducting their principal business activities in the same industry (investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a single industry), if immediately after such investment the value of the Fund's investments in such industry would exceed 25% of the value of the Fund's total assets.

     The Board recommends that shareholders of each Fund vote to replace the applicable restriction set forth above with the following fundamental restriction:

     The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, municipal securities, or securities issued or guaranteed by domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     The primary purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on concentration for greater uniformity and to avoid unintended limitations, without materially altering the restriction. The proposed changes to the Funds' fundamental concentration restriction would exclude from the restriction municipal securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and securities issued or guaranteed by domestic banks. The exclusion of municipal securities would be new for Cash Reserve Fund and U.S. Government Money Fund (which do not normally invest in municipal securities in any event). The exclusion of bank securities is new for Tax-Free Money Fund and U.S. Government Money Fund. With respect to U.S. Government Money Fund only, the proposed change would also remove from that Fund's fundamental restrictions the interpretation that investments in securities issued by foreign governments shall be deemed to be investments in a single industry.

     If the proposal is approved, the Board will adopt a non-fundamental policy with respect to industry classifications for each Fund providing that domestic and foreign banking will be considered to be different industries.

C. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

     Cash Reserves Fund's current fundamental restriction on underwriting securities is as follows:

     The Fund may not engage in the underwriting of any securities.

     Tax-Free Money Fund's current fundamental restriction on underwriting securities is as follows:

     The Fund may not engage in the underwriting of any securities of other issuers except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof and the subsequent disposition of such investments may be deemed to be an underwriting.

     U.S. Government Money Fund's current fundamental restriction on underwriting securities is as follows:

     The Fund may not underwrite securities of other issuers, except insofar as it may technically be deemed an "underwriter" under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

     The Board recommends that shareholders of each Fund vote to replace the applicable restriction set forth above with the following fundamental restriction:

     The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

     The purpose of this proposal is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on underwriting for greater uniformity with the fundamental restrictions of the other INVESCO Funds.

D. MODIFICATION OF FUNDAMENTAL RESTRICTION ON BORROWING AND ELIMINATION OF RESTRICTION ON PLEDGING ASSETS

     Cash Reserve Fund's current fundamental restriction on borrowing is as follows:

     The Fund may not mortgage, pledge or hypothecate its portfolio securities or borrow money, except from banks for temporary or emergency purposes (but not for investment) and then in an amount not to exceed 10% of the value of the Fund's total net assets. The Fund will not purchase additional securities while any such borrowings exist.

     Tax-Free Money Fund's current fundamental restriction on borrowing is as follows:

     The Fund may not mortgage, pledge or hypothecate its portfolio securities or borrow money, except from banks for temporary or emergency purposes (but not for investment) and then in an amount not to exceed 10% of the value of the Fund's total net assets; the Fund will not purchase additional securities while any such borrowings exist.

     U.S. Government Money Fund's current fundamental restriction on borrowing is as follows:

     The Fund may not issue any class of senior securities or borrow money, except borrowings from banks for temporary or emergency purposes not in excess of 5% of the value of the Fund's total assets at the time the borrowing is made.

     In addition, U.S. Government Money Fund has the following additional fundamental restriction:

     The Fund may not mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held except to an extent not greater than 5% of the value of the Fund's total assets.

     The Board recommends that shareholders of each Fund vote to replace the restrictions set forth above with the following fundamental restriction:

     The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

     Currently, the fundamental restrictions of the Funds are significantly more limiting than the restrictions imposed by the 1940 Act in that they limit the purposes for which the Funds may borrow and they limit borrowings to 10% of the Fund's assets, in the case of Cash Reserve Fund and Tax-Free Money Fund, and 5% of the Fund's assets, in the case of U.S. Government Money Fund. The proposal eliminates the fundamental nature of the restrictions on the purposes for which the Funds may borrow money and increases each Fund's fundamental borrowing authority to 33 1/3% of the Fund's total assets. In addition, the proposal would eliminate the prohibition on mortgaging, pledging or hypothecating a Fund's securities to secure indebtedness. This prohibition is derived from a state "blue sky" requirement that has been preempted by recent amendments to the federal securities laws.

     With respect to each of Cash Reserves Fund and Tax-Free Money Fund, the proposal also eliminates the restriction on purchases of securities while borrowings exist. With respect to U.S. Government Money Fund, the proposal would also eliminate the current restriction on the issuance of senior securities, which would be replaced if proposal 1(e) is approved.

     If this proposal is approved, the Board will adopt a non-fundamental restriction for each Fund as follows:

     The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of [the fundamental limitation on borrowing]).

     The non-fundamental restriction reflects the current policy of the Funds that borrowing by a Fund may only be done for temporary or emergency purposes. In addition to borrowing from banks, as permitted by the Funds' current policies, the non-fundamental restriction permits the Funds to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. The Funds would not be able to do so, however, unless they obtain permission for such borrowings from the Securities and Exchange Commission (the "SEC"). The non-fundamental restriction also would clarify that reverse repurchase agreements will be treated as borrowings.

     The Board believes that this approach, making the Funds' fundamental restrictions on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in the Funds' non-fundamental restrictions, will maximize the Funds' flexibility for future contingencies.

E. MODIFICATION AND ADOPTION OF FUNDAMENTAL RESTRICTION ON THE ISSUANCE OF SENIOR SECURITIES

     Tax-Free Money Fund's current fundamental restriction on the issuance of senior securities is as follows:

     The Fund may not issue senior securities as defined in the Investment Company Act (except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a repurchase agreement or borrowing money in accordance with the restrictions described above or purchasing any securities on a when-issued basis).

     Cash Reserves Fund currently has the following fundamental restriction:

     The Fund may not issue preference shares or create any funded debt.

     U.S. Government Money Fund's current fundamental restriction on the issuance of senior securities is combined with its fundamental restriction on borrowing set forth above under proposal 1(d).

     The Board recommends that shareholders of each Fund vote to replace the applicable restriction set forth above with the following fundamental restriction with respect to the issuance of senior securities:


     The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.


     The Board believes that the adoption of the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued and is no more limiting than is required under the 1940 Act, will maximize each Fund's flexibility for future contingencies and will conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.

F. MODIFICATION OF FUNDAMENTAL RESTRICTION ON LOANS

     The current fundamental restriction on loans for each of Tax-Free Money Fund and Cash Reserves Fund is as follows:

     The Fund may not lend money or securities to any person (except through the purchase of debt securities or entering into repurchase agreements in accordance with the Fund's investment policies).

     U.S. Government Money Fund's current fundamental restriction on loans is as follows:

     The Fund may not make loans to other persons, except that the Fund may purchase debt obligations consistent with its investment objective and policies.

     The Board recommends that the shareholders of each Fund vote to replace the applicable restriction set forth above with the following fundamental restriction:

     The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

     The primary purpose of this proposal is to eliminate the prohibition against making loans of money or securities and to conform the restriction to the wording of the other INVESCO Funds' current restrictions on loans to achieve greater uniformity. The Board believes that adoption of the proposed fundamental restriction is no more limiting than is required under the 1940 Act. In addition, the Board believes the proposal will provide greater flexibility and maximize each Fund's lending capabilities.

G. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES AND ELIMINATION OF TAX-FREE MONEY FUND'S FUNDAMENTAL RESTRICTION ON OIL AND GAS INVESTMENTS

     Cash Reserves Fund's current fundamental restriction on investing in commodities is as follows:

     The Fund may not buy or sell commodities, commodity contracts or real estate (however, the Fund may purchase securities of companies investing in real estate).

     Tax-Free Money Fund's current fundamental restriction on investing in commodities is as follows:

     The Fund may not buy or sell commodities or commodity contracts, oil, gas, or other mineral interests or exploration programs or real estate or interest therein. However, the Fund may purchase municipal obligations or other permitted securities secured by real estate or which may represent indirect interests therein.

     U.S. Government Money Fund's current fundamental restriction on investing in commodities is as follows:

     The Fund may not purchase or sell commodities or commodity contracts.

     The Board recommends that the shareholders of each Fund vote to replace the applicable restriction set forth above with the following fundamental restriction:

     The Fund will not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     The proposed changes are intended to conform the restriction to that of the other INVESCO Funds and ensure that each Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Funds by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for each Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that each Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the current non-fundamental investment policies of that Fund would not permit investment in one or more of the permitted transactions.

     With respect to Cash Reserves Fund and Tax-Free Money Fund, the proposal also eliminates the Funds' restrictions on real estate related investments, which would be replaced if proposal 1(h) is approved.

     With respect to Tax-Free Money Fund only, this proposal eliminates the Fund's restriction on investments in oil, gas, or other mineral interests or exploration programs. Investment in oil, gas or other mineral leases or programs is not prohibited by Federal law for mutual funds, but was prohibited in the past by some state regulations that are no longer applicable. Although the Fund has no current intention to invest in oil, gas or other mineral leases, the Board recommends that shareholders eliminate the fundamental restriction for greater flexibility and uniformity with other INVESCO Funds. (Proposal 1(n) would eliminate a similar fundamental restriction for Cash Reserves Fund.)

H. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

     The current fundamental restrictions of Cash Reserve Fund and Tax-Free Money Fund on real estate investments are combined with their current fundamental restrictions on investing in commodities set forth in proposal 1(g) above.

     U.S. Government Money Fund's current fundamental restriction on real estate investments is as follows:

     The Fund may not purchase or sell real estate or interests in real estate. The Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     The Board recommends that the shareholders of each Fund vote to replace the applicable restriction on real estate investments with the following fundamental restriction:

     The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     In addition to conforming each Fund's fundamental restriction to that of the other INVESCO Funds, the proposed amendment more completely describes the types of real estate-related securities investments that are permissible for the Funds and permits the Funds to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which the Fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning each Fund's investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate.

I. MODIFICATION OF FUNDAMENTAL RESTRICTION AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION ON INVESTING IN ANOTHER INVESTMENT COMPANY

     Cash Reserves Fund and Tax-Free Money Fund each currently has the following fundamental restriction regarding investment in another investment company:

     The Fund may not invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation.

     U.S. Government Money Fund's current fundamental restriction regarding investment in another investment company is as follows:

     The Fund may not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

     The Board recommends that the shareholders vote to replace the applicable fundamental restriction set forth above with the following fundamental restriction:

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

     The proposed revision to each Fund's current fundamental restriction will ensure that the INVESCO Funds have uniform policies permitting each Fund to adopt a "master/feeder" structure whereby one or more Funds invest all of their assets in another Fund. The master/feeder structure has the potential, under certain circumstances, to minimize administration costs and maximize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intend to establish a master/feeder structure; however, the Board recommends that each Fund's shareholders adopt a policy that would permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure by any Fund. The proposed revision would require that any fund in which a Fund may invest under a master/feeder structure be advised by INVESCO or an affiliate thereof.

     If the proposed revision is approved, the Board will adopt a non-fundamental restriction for each Fund as follows:

     The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.


     The primary purpose of this non-fundamental restriction is to conform to the other INVESCO Funds and to the 1940 Act requirements for investing in other investment companies. Currently, each Fund's fundamental restriction is much more limiting that the restrictions imposed by the 1940 Act. Adoption of this non-fundamental restriction will enable each Fund to purchase the securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an exemption granted by the SEC. If a Fund did purchase the securities of another investment company, shareholders might incur additional expenses because the Fund would have to pay its ratable share of the expenses of the other investment company.


J. ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES AND MARGIN PURCHASES

     Cash Reserves Fund's current fundamental restriction on selling short and buying on margin is as follows:

     The Fund may not sell short or buy on margin.

     Tax-Free Money Fund's current fundamental restriction on selling short and buying on margin is as follows:

     The Fund may not sell short or buy on margin, or write or purchase put or call options, provided, however, that the Fund may enter into demand features as described under "Investment Policies and Restrictions."

     U.S. Government Money Fund's current fundamental restrictions on selling short and buying on margin are as follows:

     The Fund may not make short sales of securities or maintain a short position.

     The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     The Board recommends that shareholders of each Fund vote to eliminate the applicable fundamental investment restrictions set forth above. If the proposal is approved by shareholders, the Board will adopt the following non-fundamental restriction for each Fund:

     The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that
     (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     The proposed changes clarify the wording of the restrictions and expand the exceptions to the restrictions, which generally prohibit the Funds from selling securities short or buying securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The proposed non-fundamental restriction permits short sales against the box, when an investor sells securities short while owning the same securities in the same amount or having the right to obtain equivalent securities. It also permits the Funds to borrow a security on a short-term basis and to enter into short positions and make margin payments in a variety of financial instruments. The Board believes that elimination of the fundamental restriction and adoption of the non-fundamental restriction will provide the Funds with greater investment flexibility.

K. ELIMINATION OF FUNDAMENTAL RESTRICTION REGARDING INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL

     Cash Reserve Fund's current fundamental restriction on investments for the purpose of exercising control is as follows:

     The Fund may not invest in any company for the purpose of exercising control or management.

     Tax-Free Money Fund's current fundamental restriction on investments for the purpose of exercising control is as follows:

     The Fund may not invest in any issuer for the purpose of exercising control or management.

     U.S. Government Money Fund's current fundamental restriction on investments for the purpose of exercising control is as follows:

     The Fund may not invest in companies for the purpose of exercising control or management.

     The Board recommends that shareholders of each Fund vote to eliminate the applicable restriction set forth above. There is no legal requirement that a fund have an affirmative policy on investment for the purpose of exercising control or management if it does not intend to make investments for that purpose. None of the Funds has the present intention of investing in any company for the purpose of exercising control or management. By eliminating this restriction, the Board may, however, be able to authorize such a strategy in the future if it concludes that doing so would be in the best interest of the Funds and their respective shareholders.

L. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING RESTRICTED SECURITIES

     Cash Reserves Fund's current fundamental restriction on investment in restricted securities is as follows:

     The Fund may not buy other than readily marketable securities.

     Tax-Free Money Fund's current fundamental restriction on investment in restricted securities is as follows:

     The Fund may not purchase securities of any issuer if as a result more than 10% of the value of the Fund's total assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities") and in securities for which there are no readily available market quotations; or enter into repurchase agreements maturing in more than seven days, if as a result such repurchase agreements together with restricted securities and securities for which there are no readily available market quotations would constitute more than 10% of the Fund's assets.

     In applying this restriction, Tax-Free Money Fund also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 10% of total assets limit.

     U.S. Government Money Fund's current fundamental restriction on investment in restricted securities is as follows:

     The Fund may not invest in securities for which there are legal or contractual restrictions on resale.

     The Board recommends that shareholders of each Fund vote to eliminate the applicable restriction set forth above. If the proposal is approved, the Board will adopt the following non-fundamental restriction for each Fund:

     The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     The primary purpose of the proposal is to conform to the federal securities law requirements regarding investment in illiquid securities and to conform the investment restrictions of the Funds to those of the other INVESCO Funds. Currently, a fundamental restriction of Cash Reserves Fund and U.S. Government Money Funds prohibits investment in restricted securities by those Funds. The proposed non-fundamental restriction would permit those Funds to invest in illiquid securities, but would restrict investment in such securities to 10% of the Fund's net assets. The Board believes that the proposed elimination of the fundamental restriction and subsequent adoption of the uniform non-fundamental restriction will make the policy more accurately reflect market conditions and will maximize the flexibility of the Funds for future contingencies. The Board may delegate to INVESCO, the Funds' investment advisor, the authority to determine whether a security is liquid for the purposes of this investment limitation.

M. ELIMINATION OF FUNDAMENTAL RESTRICTION ON FUND OWNERSHIP OF SECURITIES OF ISSUERS ALSO OWNED BY DIRECTORS AND OFFICERS OF EACH FUND OR ITS INVESTMENT ADVISOR (CASH RESERVES FUND AND TAX-FREE FUND ONLY)

     Cash Reserves Fund's current fundamental restriction on ownership of securities also owned by directors and officers of that Fund or its investment advisor is as follows:

     The Fund may not purchase securities of any company in which any officer or director of the Fund or of its investment adviser beneficially owns more than 1/2 of 1% of the outstanding securities, and in which all of the officers or directors of the Fund and its investment adviser, as a group, beneficially own more than 5% of such securities.

     Tax-Free Money Fund's current fundamental restriction on ownership of securities also owned by directors and officer of that Fund or its investment advisor is as follows:

     The Fund may not purchase or retain securities of any issuer in which any officer or director of the Fund or of its investment adviser beneficially owns more than 1/2 of 1% of the outstanding securities, and in which all of the officers or directors of the Fund and its investment adviser, as a group, beneficially own more than 5% of such securities.

     The Board recommends that shareholders of Cash Reserves Fund and Tax-Free Money Fund vote to eliminate the fundamental restrictions set forth above. Funds are not legally required to have a fundamental restriction limiting or prohibiting the purchase of securities of companies that are also owned by affiliated parties of the fund. This restriction was derived from state laws that are no longer applicable. The concerns that this restriction was designed to address are sufficiently safeguarded against by provisions of the 1940 Act applicable to the Funds, as well as by each Fund's other investment policies. Specifically, to the extent that this restriction seeks to limit possible conflicts of interest arising out of transactions with affiliated parties, the restriction is unnecessary and unduly burdensome because the Funds are subject to the extensive affiliated transaction provisions of the 1940 Act. Moreover, because the Funds are money market funds, issuers of securities in which they invest are normally not of a type in which affiliated persons would be likely to hold a substantial percentage of outstanding securities. Because this restriction does not provide substantial additional protection to shareholders, the Board recommends that this investment restriction be eliminated.

N. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN OIL AND GAS PROGRAMS AND OTHER MINERAL LEASES OR PROGRAMS (CASH RESERVE FUND ONLY)

     Cash Reserves Fund's current fundamental restriction on investing in oil, gas, or other mineral leases or programs is as follows:

     The Fund may not buy or sell oil, gas or other mineral interests or exploration programs.

     Investment in oil, gas or other mineral leases or programs is not prohibited under Federal law for mutual funds, but was prohibited in the past by some state regulations that are no longer applicable. Although the Fund has no current intention to invest in oil, gas or mineral leases or programs, the Board recommends that shareholders eliminate the fundamental restriction for greater flexibility and uniformity with other INVESCO funds.

O. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN SECURITIES OF NEWLY-FORMED ISSUERS (CASH RESERVE FUND AND TAX-FREE MONEY FUND ONLY)

     The current fundamental restriction on investing in the securities of newly-formed issuers of Cash Reserves Fund and Tax-Free Money Fund is as follows:

     The Fund may not purchase the securities of any issuer having a record, together with predecessors, of less than three years continuous operation.

     The Board recommends that shareholders of Cash Reserves Fund and Tax-Free Money Fund vote to eliminate this fundamental restriction. This restriction was derived from a state "blue sky" requirement that has been pre-empted by recent amendments of the federal securities laws. Companies with less than three years of continuous operation are typically referred to as newly-formed issuers or "unseasoned issuers." Because newly formed companies have no proven track record in business, their prospects may be uncertain. Their securities may fluctuate in price more widely than securities of established companies. The Board believes that elimination of this fundamental investment restriction will provide the Funds with greater investment flexibility. If the proposal is approved, Cash Reserves Fund and Tax-Free Money Fund could invest in the securities of newly-formed issuers in accordance with their respective investment objectives, policies and limitations.

P. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING EQUITY SECURITIES AND SECURITIES CONVERTIBLE INTO EQUITY SECURITIES (CASH RESERVE FUND AND TAX-FREE MONEY FUND ONLY)

     Cash Reserves Fund's current fundamental restriction on the purchase of equity securities is as follows:

     The Fund may not purchase common or preferred stocks or securities convertible into stocks.

     Tax-Free Money Fund's current fundamental restriction on purchasing equity securities is as follows:

     The Fund may not invest in equity securities or securities convertible into equity securities.

     The Board recommends that the shareholders of Cash Reserves Fund and Tax-Free Money Fund vote to eliminate the applicable fundamental restriction set forth above. This is an outdated restriction that fulfills no legal or regulatory requirements. It is not necessary for the Funds to state affirmatively the type of investments they do not intend to make. In addition, elimination of these restrictions would aid in standardizing the fundamental restrictions of the INVESCO Funds, as few of the INVESCO Funds currently have such a restriction. It is not expected that elimination of these restrictions will have any impact on how the Funds are managed or the securities in which they invest since, as money market funds, they do not normally invest in equity securities.

Q. ELIMINATION OF FUNDAMENTAL RESTRICTION ON JOINT TRADING ACTIVITIES, PURCHASE OF WARRANTS AND CERTAIN OTHER INVESTMENT ACTIVITIES (CASH RESERVE FUND ONLY)

     Cash Reserves Fund's current fundamental restriction on joint trading activities and purchase of warrants is as follows:

     The Fund may not participate on a joint or joint and several basis in any securities trading account, or purchase warrants, or write, purchase or sell puts, calls, straddles or any other option contract or combination thereof.

     The Board recommends that shareholders of Cash Reserves Fund vote to eliminate this fundamental restriction. This restriction is derived from a 1940 Act requirement, which makes it unlawful for a registered investment company to participate on a joint or a joint and several basis in any trading account in securities, except in connection with an underwriting in which such registered investment company is a participant. The 1940 Act does not, however, require that this limitation be stated as a fundamental restriction. Accordingly, the Board recommends that this restriction be eliminated.

     The Board also recommends that shareholders vote to eliminate this restriction because it prohibits the purchase of warrants and the purchase or sale of various options contracts. These prohibitions were derived from state laws that are no longer applicable. The Board believes that the concerns that this restriction was designed to address are sufficiently safeguarded against by provisions of the 1940 Act applicable to the Fund, as well as by the Fund's other investment policies. Accordingly, the Board recommends the elimination of this restriction to provide for greater investment flexibility.

     REQUIRED VOTE. Approval of Proposal 1 with respect to each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of:
(1) 67% or more of the shares of that Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of that Fund are so present or represented; or (2) more than 50% of the outstanding shares of that Fund. SHAREHOLDERS WHO VOTE "FOR" PROPOSAL 1 WILL VOTE "FOR" EACH PROPOSED CHANGE DESCRIBED ABOVE THAT IS APPLICABLE TO THEIR FUND. THOSE SHAREHOLDERS WHO WISH TO VOTE AGAINST ANY OF THE SPECIFIC PROPOSED CHANGES DESCRIBED ABOVE MAY DO SO ON THE PROXY PROVIDED.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1.

            PROPOSAL 2: TO ELECT THE DIRECTORS OF MONEY MARKET FUNDS

     The Board has nominated the individuals identified below for election to the Board at the Meeting. Money Market Funds currently has ten directors. Vacancies on the Board are generally filled by appointment by the remaining directors. However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this meeting to elect the current ten directors to hold office until the next meeting of shareholders. Consistent with the provisions of Money Market Funds' by-laws, and as permitted by Maryland law, Money Market Funds does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

     All of the Independent Directors now being proposed for election were nominated and selected by Independent Directors. Eight of the ten current directors are Independent Directors.

     The persons named as attorneys-in-fact in the enclosed proxy have advised Money Market Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

     The nominees for director, their ages, a description of their principal occupations, the number of Money Market Funds shares owned by each, and their respective memberships on Board committees are listed in the table below.


                                                                              NUMBER OF
                          PRINCIPAL OCCUPATION AND      DIRECTOR OR        COMPANY SHARES
                                  BUSINESS               EXECUTIVE       BENEFICIALLY OWNED
 NAME, POSITION WITH     EXPERIENCE (DURING THE PAST    OFFICER OF     DIRECTLY OR INDIRECTLY      MEMBER OF
   COMPANY, AND AGE              FIVE YEARS)           COMPANY SINCE     ON DEC. 31, 1998(1)       COMMITTEE
---------------------------------------------------------------------------------------------------------------
CHARLES W. BRADY,        Chief Executive Officer and       1993              11117.95000         (3), (5), (6)
Chairman of the Board,   Director of AMVESCAP PLC,
Age 63*                  London, England, and of
                         various subsidiaries
                         thereof. Chairman of the
                         Board of INVESCO Global
                         Health Sciences Fund.

FRED A. DEERING,         Trustee of INVESCO Global         1993              38277.2900          (2), (3), (5)
Vice Chairman of the     Health Sciences Fund.
Board, Age 71            Formerly, Chairman of the
                         Executive Committee and
                         Chairman of the Board of
                         Security Life of Denver
                         Insurance Company, Denver,
                         Colorado; Director of ING
                         American Holdings Company,
                         and First ING Life
                         Insurance Company of New
                         York

                                                                              NUMBER OF
                          PRINCIPAL OCCUPATION AND      DIRECTOR OR        COMPANY SHARES
                                  BUSINESS               EXECUTIVE       BENEFICIALLY OWNED
 NAME, POSITION WITH     EXPERIENCE (DURING THE PAST    OFFICER OF     DIRECTLY OR INDIRECTLY      MEMBER OF
   COMPANY, AND AGE              FIVE YEARS)           COMPANY SINCE     ON DEC. 31, 1998(1)       COMMITTEE
---------------------------------------------------------------------------------------------------------------
MARK H. WILLIAMSON,      President, Chief Executive        1998                   0              (3), (5)
President, Chief         Officer and Director,
Executive Officer, and   INVESCO Distributors Inc.;
Director, Age 47*        President, Chief Executive
                         Officer, and Director,
                         INVESCO; President, Chief
                         Operating Officer, and
                         Trustee, INVESCO Global
                         Health Sciences Fund.
                         Formerly, Chairman of the
                         Board and Chief Executive
                         Officer, NationsBanc
                         Advisors, Inc. (1995-
                         1997); Chairman of the
                         Board, NationsBanc
                         Investments, Inc.
                         (1997-1998).

                                                                              NUMBER OF
                          PRINCIPAL OCCUPATION AND      DIRECTOR OR        COMPANY SHARES
                                  BUSINESS               EXECUTIVE       BENEFICIALLY OWNED
 NAME, POSITION WITH     EXPERIENCE (DURING THE PAST    OFFICER OF     DIRECTLY OR INDIRECTLY      MEMBER OF
   COMPANY, AND AGE              FIVE YEARS)           COMPANY SINCE     ON DEC. 31, 1998(1)       COMMITTEE
---------------------------------------------------------------------------------------------------------------
DR. VICTOR L. ANDREWS,   Professor Emeritus,               1993               385.5800           (4), (6), (8)
Director, Age 68         Chairman Emeritus and
                         Chairman of the CFO
                         Roundtable of the
                         Department of Finance of
                         Georgia State University,
                         Atlanta, Georgia and
                         President, Andrews
                         Financial Associates, Inc.
                         (consulting firm).
                         Formerly, member of the
                         faculties of the Harvard
                         Business School and the
                         Sloan School of Management
                         of MIT. Dr. Andrews is also
                         a director of the Sheffield
                         Funds, Inc.

BOB R. BAKER,            President and Chief               1993               398.1800           (3), (4), (5)
Director, Age 62         Executive Officer of AMC
                         Cancer Research Center,
                         Denver, Colorado, since
                         January 1989; until
                         December 1988, Vice
                         Chairman of the Board,
                         First Columbia Financial
                         Corporation, Englewood,
                         Colorado. Formerly,
                         Chairman of the Board and
                         Chief Executive Officer of
                         First Columbia Financial
                         Corporation.

                                                                              NUMBER OF
                          PRINCIPAL OCCUPATION AND      DIRECTOR OR        COMPANY SHARES
                                  BUSINESS               EXECUTIVE       BENEFICIALLY OWNED
 NAME, POSITION WITH     EXPERIENCE (DURING THE PAST    OFFICER OF     DIRECTLY OR INDIRECTLY      MEMBER OF
   COMPANY, AND AGE              FIVE YEARS)           COMPANY SINCE     ON DEC. 31, 1998(1)       COMMITTEE
---------------------------------------------------------------------------------------------------------------
LAWRENCE H. BUDNER,      Trust Consultant. Prior to        1993              21560.8000          (2), (6), (7)
Director, Age 68         June 1987, Senior Vice
                         President and Senior Trust
                         Officer, InterFirst Bank,
                         Dallas, Texas.

                                                                              NUMBER OF
                          PRINCIPAL OCCUPATION AND      DIRECTOR OR        COMPANY SHARES
                                  BUSINESS               EXECUTIVE       BENEFICIALLY OWNED
 NAME, POSITION WITH     EXPERIENCE (DURING THE PAST    OFFICER OF     DIRECTLY OR INDIRECTLY      MEMBER OF
   COMPANY, AND AGE              FIVE YEARS)           COMPANY SINCE     ON DEC. 31, 1998(1)       COMMITTEE
---------------------------------------------------------------------------------------------------------------
DR. WENDY LEE GRAMM,     Self-employed (since 1993).       1997               379.6000           (4), (8)
Director, Age 54         Professor of Economics and
                         Public Administration,
                         University of Texas at
                         Arlington. Formerly,
                         Chairman, Commodities
                         Futures Trading Commission
                         (1988-1993); Administrator
                         for Information and
                         Regulatory Affairs, Office
                         of Management and Budget
                         (1985-1988); Executive
                         Director, Presidential Task
                         Force on Regulatory Relief;
                         Director, Federal Trade
                         Commission's Bureau of
                         Economics. Director of the
                         Chicago Mercantile
                         Exchange; Enron
                         Corporation; IBP, Inc.;
                         State Farm Insurance
                         Company; Independent
                         Women's Forum;
                         International Republic
                         Institute; and the
                         Republican Women's Federal
                         Forum.

                                                                              NUMBER OF
                          PRINCIPAL OCCUPATION AND      DIRECTOR OR        COMPANY SHARES
                                  BUSINESS               EXECUTIVE       BENEFICIALLY OWNED
 NAME, POSITION WITH     EXPERIENCE (DURING THE PAST    OFFICER OF     DIRECTLY OR INDIRECTLY      MEMBER OF
   COMPANY, AND AGE              FIVE YEARS)           COMPANY SINCE     ON DEC. 31, 1998(1)       COMMITTEE
---------------------------------------------------------------------------------------------------------------
KENNETH T. KING,         Presently retired.                1993              11569.7900          (2), (3), (5),
Director, Age 73         Formerly, Chairman of the                                               (6), (7)
                         Board, The Capitol Life
                         Insurance Company,
                         Providence Washington
                         Insurance Company, and
                         Director of numerous U.S.
                         subsidiaries thereof.
                         Formerly, Chairman of the
                         Board, The Providence
                         Capitol Companies in the
                         United Kingdom and
                         Guernsey. Until 1987,
                         Chairman of the Board,
                         Symbion Corporation.

                                                                              NUMBER OF
                          PRINCIPAL OCCUPATION AND      DIRECTOR OR        COMPANY SHARES
                                  BUSINESS               EXECUTIVE       BENEFICIALLY OWNED
 NAME, POSITION WITH     EXPERIENCE (DURING THE PAST    OFFICER OF     DIRECTLY OR INDIRECTLY      MEMBER OF
   COMPANY, AND AGE              FIVE YEARS)           COMPANY SINCE     ON DEC. 31, 1998(1)       COMMITTEE
---------------------------------------------------------------------------------------------------------------
JOHN W. MCINTYRE,        Presently retired.                1995               375.8000           (2), (3), (5),
Director, Age 68         Formerly, Vice Chairman of                                              (7)
                         the Board, The Citizens and
                         Southern Corporation;
                         Chairman of the Board and
                         Chief Executive Officer,
                         The Citizens and Southern
                         Georgia Corporation;
                         Chairman of the Board and
                         Chief Executive Officer,
                         The Citizens and Southern
                         National Bank. Trustee of
                         INVESCO Global Health
                         Sciences Fund and Gables
                         Residential Trust,
                         Employee's Retirement
                         System of Georgia, Emory
                         University, and J.M. Tull
                         Charitable Foundation;
                         Director of Kaiser
                         Foundation of Health Plans
                         of Georgia, Inc.

                                                                              NUMBER OF
                          PRINCIPAL OCCUPATION AND      DIRECTOR OR        COMPANY SHARES
                                  BUSINESS               EXECUTIVE       BENEFICIALLY OWNED
 NAME, POSITION WITH     EXPERIENCE (DURING THE PAST    OFFICER OF     DIRECTLY OR INDIRECTLY      MEMBER OF
   COMPANY, AND AGE              FIVE YEARS)           COMPANY SINCE     ON DEC. 31, 1998(1)       COMMITTEE
---------------------------------------------------------------------------------------------------------------
DR. LARRY SOLL,          Presently retired.                1997               375.8000           (4), (8)
Director, Age 56         Formerly, Chairman of the
                         Board (1987-1994), Chief
                         Executive Officer
                         (1982-1989 and 1993-1994)
                         and President (1982-1989)
                         of Synergen Inc. Director
                         of Synergen Inc. since
                         incorporation in 1982.
                         Director of Isis
                         Pharmaceuticals, Inc.
                         Trustee of INVESCO Global
                         Health Sciences Fund.


---------------

 * Because of his affiliation with INVESCO, with a Fund's investment adviser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of Money Market Funds as that term is defined in the 1940 Act.

(1) As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.

(2) Member of the Audit Committee

(3) Member of the Executive Committee

(4) Member of the Management Liaison Committee

(5) Member of the Valuation Committee

(6) Member of the Compensation Committee

(7) Member of the Soft Dollar Brokerage Committee

(8) Member of the Derivatives Committee

     The Board has audit, management liaison, soft dollar brokerage and derivatives committees consisting of Independent Directors, and compensation, executive and valuation committees consisting of Independent Directors and non-independent directors. The Board does not have a nominating committee. The audit committee, consisting of four Independent Directors, meets quarterly with Money Market Funds' independent accountants and executive officers of Money Market Funds. This committee reviews the accounting principles being applied by Money Market Funds in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of Money Market Funds' business, except for certain powers which, under applicable law and/or Money Market Funds' by-laws, may only be exercised by the full Board. All decisions are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of the management and operations of Money Market Funds, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar transactions by the Funds, and to review policies and procedures of the Funds' adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by the Funds. The committee monitors derivatives usage by the Funds and the procedures utilized by the Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.


     Each Independent Director receives an annual retainer of $56,000 for their service to the INVESCO Funds. Additionally, each Independent Director receives $3,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairmen of the audit and management liaison committees receive an annual fee of $4,000 for serving in such capacity.


     During the past fiscal year, the Board met five times, the audit committee met four times, the compensation committee met twice, the management liaison committee met four times, the soft dollar brokerage committee met twice, and the derivatives committee met three times. The executive committee did not meet. During Money Market Funds' last fiscal year, each Director nominee attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

     The Independent Directors nominate individuals to serve as Independent Directors, without any specific nominating committee. The Board ordinarily will not consider unsolicited director nominations recommended by the Funds' shareholders. The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to Money Market Funds' shareholders.

     The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                               COMPENSATION TABLE
                      AMOUNTS PAID DURING THE MOST RECENT
                 FISCAL YEAR BY MONEY MARKET FUNDS TO DIRECTORS


                             AGGREGATE        PENSION OR RETIREMENT                         TOTAL COMPENSATION FROM
                         COMPENSATION FROM   BENEFITS ACCRUED AS PART   ESTIMATED ANNUAL   MONEY MARKET FUNDS AND THE
                           MONEY MARKET          OF MONEY MARKET         BENEFITS UPON       OTHER 14 INVESCO FUNDS
NAME OF PERSON, POSITION     FUNDS(1)           FUNDS' EXPENSES(2)       RETIREMENT(3)        PAID TO DIRECTORS(1)
---------------------------------------------------------------------------------------------------------------------
Fred A. Deering,
  Vice Chairman of the
  Board and Director          $ 4,847                 $1,694                 $1,087                 $103,700
Dr. Victor L. Andrews,
  Director                    $ 4,737                 $1,601                 $1,258                 $ 80,350

                             AGGREGATE        PENSION OR RETIREMENT                         TOTAL COMPENSATION FROM
                         COMPENSATION FROM   BENEFITS ACCRUED AS PART   ESTIMATED ANNUAL   MONEY MARKET FUNDS AND THE
                           MONEY MARKET          OF MONEY MARKET         BENEFITS UPON       OTHER 14 INVESCO FUNDS
NAME OF PERSON, POSITION     FUNDS(1)           FUNDS' EXPENSES(2)       RETIREMENT(3)        PAID TO DIRECTORS(1)
---------------------------------------------------------------------------------------------------------------------
Bob R. Baker,
  Director                    $ 4,888                 $1,430                 $1,686                 $ 84,000
Lawrence H. Budner,
  Director                    $ 4,632                 $1,601                 $1,258                 $ 79,350
Daniel D. Chabris(4),
  Director                    $ 4,763                 $1,730                 $  939                 $ 70,000
Dr. Wendy L. Gramm,
  Director                    $ 4,436                 $    0                 $    0                 $ 79,000
Kenneth T. King,
  Director                    $ 4,532                 $1,759                 $  986                 $ 77,050
John W. McIntyre,
  Director                    $ 4,527                 $    0                 $    0                 $ 98,500
Dr. Larry Soll,
  Director                    $ 4,527                 $    0                 $    0                 $ 96,000
                              -------                 ------                 ------                 --------
          TOTAL               $41,889                 $9,815                 $7,214                 $767,950
                              =======                 ======                 ======                 ========
AS A PERCENTAGE OF NET
ASSETS                         0.0049%(5)             0.0012%(5)                                      0.0035%(6)


---------------

(1) The Vice Chairman of the Board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and the Independent Director members of the committees of each Fund receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.


(3) These figures represent the Funds' share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he will not be included in the calculation of retirement benefits until November 1, 1999.


(4) Mr. Chabris retired as a director effective September 30, 1998.

(5) Total as a percentage of the Funds' net assets as of May 31, 1998.


(6) Total as a percentage of the 15 INVESCO Funds in the INVESCO Complex as of December 31, 1998.


     Money Market Funds pays its Independent Directors, Board vice chairman, committee chairmen and committee members the fees described above. Money Market Funds also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Director, as "interested persons" of Money Market Funds and of other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any director's fees or other compensation from Money Market Funds or other INVESCO Funds for their services as directors.

     The overall direction and supervision of each Fund is the responsibility of the Board, which has the primary duty of ensuring that each Fund's general investment policies and programs are adhered to and that each Fund is properly administered. The officers of each Fund, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of the Funds. The investment adviser for a Fund has the primary responsibility for making investment decisions on behalf of that Fund. These investment decisions are reviewed by the investment committee of INVESCO.

     All of the officers and directors of Money Market Funds hold comparable positions with the following INVESCO Funds: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Variable Investment Funds, Inc., INVESCO Value Trust, and INVESCO Treasurer's Series Trust (the "INVESCO Funds").

     The Boards of the Funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested directors and trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as director (normally at retirement age 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Director at the time of his or her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the Board for three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the Funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the Funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Funds began making payments to Mr. Chabris as of October 1, 1998 under the Plan. Money Market Funds has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

     The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts have been invested in shares of certain INVESCO Funds. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO fund, in addition to any fund shares that they may own directly or beneficially.


     REQUIRED VOTE. Election of each nominee as a director of Money Market Funds requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

                THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
                    UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                 VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 2.

 PROPOSAL 3: RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board, including all of its Independent Directors, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of each Fund, subject to ratification by each Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in any Fund. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

     The independent accountants examine annual financial statements for the Funds and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the directors reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

     REQUIRED VOTE. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants with respect to a Fund requires the affirmative vote of a majority of the votes of that Fund present at the Meeting, provided a quorum is present.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 3.

                        INFORMATION CONCERNING ADVISER,
                      DISTRIBUTOR AND AFFILIATED COMPANIES

     INVESCO, a Delaware corporation, serves as each Fund's investment adviser, and provides other services to each Fund and Money Market Funds. INVESCO Distributors, Inc. ("IDI"), a Delaware corporation that serves as each Fund's distributor, is a wholly owned subsidiary of INVESCO. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street,

N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(1) The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INVESCO currently serves as investment adviser of 14 open-end investment companies having approximate aggregate net assets of $21.1 billion as of December 31, 1998.

     The principal executive officers and directors of INVESCO and their principal occupations are:

     Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Chief Executive Officer of IDI; Charles P. Mayer, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Ronald L. Grooms, Director, Senior Vice-President and Treasurer, also, Director, Senior Vice-President and Treasurer of IDI; Richard W. Healey, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Timothy J. Miller, Senior Vice President and Director, also, Senior Vice President and Director of IDI; and Glen A. Payne, Senior Vice-President, Secretary and General Counsel, also Senior Vice-President, Secretary and General Counsel of IDI.

     The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

     Pursuant to an Administrative Services Agreement between Money Market Funds and INVESCO, INVESCO provides administrative services to Money Market Funds, including sub-accounting and recordkeeping services and functions. During the fiscal year ended May 31, 1998, Money Market Funds paid INVESCO total compensation of $147,743 for such services.

     During the fiscal year ended May 31, 1998, Money Market Funds paid INVESCO, which also serves as Money Market Funds' transfer agent and dividend disbursing agent, total compensation of $3,235,224 for such services.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

---------------

(1) The intermediary companies between INAH and AMVESCAP PLC are as follows:
    INVESCO, Inc., AMVESCAP Group Services, Inc., AVZ, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

                             SHAREHOLDER PROPOSALS

     Money Market Funds does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of Money Market Funds, 7800 East Union Avenue, Denver, Colorado 80237. Money Market Funds has not received any shareholder proposals to be presented at this meeting.


                                            By order of the Board of Directors

                                            /s/ Glen A. Payne
                                            --------------------------------
                                            Glen A. Payne
                                            Secretary

March 23, 1999

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS


     As of March 12, 1999 there were no individuals who owned 5% or more of any Fund's outstanding equity securities.

[Name and Address]


                           INVESCO CASH RESERVES FUND
                        INVESCO MONEY MARKET FUNDS, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Money Market Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Cash Reserves Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.


         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.



         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                                                                DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                           INVESCO CASH RESERVES FUND
                        INVESCO MONEY MARKET FUNDS, INC.

VOTE ON DIRECTORS                                       FOR      WITHHOLD     FOR ALL
                                                        ALL        ALL         EXCEPT
2.   Election of the Company's Board of Directors:      [ ]        [ ]         [ ]           To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll;
                                                                                             -----------------------

VOTE ON PROPOSALS                                                                FOR         AGAINST       ABSTAIN
                                                                                 ALL           ALL           ALL
1.   Approval of changes to the fundamental investment restrictions;             [ ]           [ ]           [ ]

[ ]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN
     "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side.  IF YOU
     CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL
     IN YOUR PROXY CARD.  IF YOU CHOOSE TO VOTE THE SAME ON ALL
     RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET VOTING
     ARE AVAILABLE.
                                                                                 FOR         AGAINST       ABSTAIN
3.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]          [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


------------------------------------------------  ------------------------------
Signature                                         Date



------------------------------------------------  ------------------------------
Signature (Joint Owners)                          Date

[Back]

 To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET VOTING ARE AVAILABLE.


                                               1._______________________________

[Name and Address]


                           INVESCO TAX-FREE MONEY FUND
                        INVESCO MONEY MARKET FUNDS, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Money Market Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Tax-Free Money Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.


         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.



         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                                                                DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                           INVESCO TAX-FREE MONEY FUND
                        INVESCO MONEY MARKET FUNDS, INC.

VOTE ON DIRECTORS                                       FOR      WITHHOLD     FOR ALL
                                                        ALL        ALL         EXCEPT
2.   Election of the Company's Board of Directors:      [ ]        [ ]          [ ]          To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll;
                                                                                             ------------------------

VOTE ON PROPOSALS                                                                FOR         AGAINST       ABSTAIN
                                                                                 ALL           ALL           ALL
1.   Approval of changes to the fundamental investment restrictions;             [ ]           [ ]           [ ]

[ ]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN
     "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side.  IF YOU
     CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL
     IN YOUR PROXY CARD.  IF YOU CHOOSE TO VOTE THE SAME ON ALL
     RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET VOTING
     ARE AVAILABLE.
                                                                                 FOR         AGAINST       ABSTAIN
3.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]           [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


------------------------------------------------  ------------------------------
Signature                                         Date



------------------------------------------------  ------------------------------
Signature (Joint Owners)                          Date

[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET VOTING ARE AVAILABLE.

                                                   1.___________________________

[Name and Address]



                       INVESCO U.S. GOVERNMENT MONEY FUND
                        INVESCO MONEY MARKET FUNDS, INC.


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Money Market Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO U.S. Government Money Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.


         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.



         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                                                                DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                       INVESCO U.S. GOVERNMENT MONEY FUND
                        INVESCO MONEY MARKET FUNDS, INC.

VOTE ON DIRECTORS                                       FOR      WITHHOLD      FOR ALL
                                                        ALL        ALL          EXCEPT
2.   Election of the Company's Board of Directors:      [ ]        [ ]           [ ]         To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll;
                                                                                             -----------------------

VOTE ON PROPOSALS                                                                FOR         AGAINST       ABSTAIN
                                                                                 ALL           ALL           ALL
1.   Approval of changes to the fundamental investment restrictions;             [ ]           [ ]           [ ]

[ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN
     "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. IF YOU CHOOSE TO VOTE
     DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD.
     IF YOU CHOOSE TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND,
     TELEPHONE AND INTERNET VOTING ARE AVAILABLE.

                                                                                 FOR         AGAINST       ABSTAIN
3.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]           [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


-------------------------------------------------  -----------------------------
Signature                                          Date



-------------------------------------------------  -----------------------------
Signature (Joint Owners)                           Date

[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET VOTING ARE AVAILABLE.


                                            1.__________________________________